CONSULTING AGREEMENT

       THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into by and between GAFF GROUP, INC., a California corporation (the "Client") and EQUITY GROWTH SYSTEMS, INC., a publicly held Delaware corporation with a class of equity securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act" and "Equity Growth," respectively; the Client and Equity Growth being hereinafter collectively referred to as the "Parties" and generically as a "Party").


                                   PREAMBLE :

       WHEREAS, Client is engaged in the real estate industry, as more particularly described in the materials annexed hereto and made a part hereof as composite exhibit 0.1; and


       WHEREAS, the Client desires to become a reporting company under federal securities laws with a publicly traded class of securities; and


       WHEREAS, Equity Growth personnel have substantial experience with law, accounting and the regulatory obligations imposed under federal securities laws and regulations, and provide assistance to companies that desire to attain reporting status under Section 12(g) of the Exchange Act; and


       WHEREAS, Equity Growth is agreeable to making its services available to the Client, on the terms and subject to the conditions hereinafter set forth:


       NOW, THEREFORE, in consideration for Equity Growth's agreement to render the hereinafter described services as well as of the premises, the sum of TEN ($10) DOLLARS, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   WITNESSETH:

                                   ARTICLE ONE
                           OBLIGATIONS OF THE PARTIES

1.1    DESCRIPTION OF SERVICES

(A) Equity Growth will assist the Client's legal counsel, or, as set forth below, provide its own legal counsel, to register its securities with the Securities and Exchange Commission (the "SEC"), and thereafter, will assist the Client to make arrangements required to permit trading of the Client's securities on the OTC Bulletin Board operated by the National Association of Securities Dealers, Inc., including introductions to one or more potential market makers and assistance in the preparation, filing and management of the SEC and NASD Rule 15c2-11 compliance filings which will be required by any broker dealers publishing quotes in the Client's securities.

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

(B) Equity Growth will assist the Client to obtain a CUSIP number for its securities, to obtain a stock trading symbol and to list the Client in a Standard & Poors or comparable securities manual complying with the manual exemption from Blue Sky registration in 15 or more states.

(C) Because of the Client's anticipated status under federal securities laws, in any circumstances where Equity Growth is describing the securities of to a third Party, Equity Growth shall disclose to such person the compensation received from the Client to the extent required under any applicable laws, including, without limitation, Section 17(b) of the Securities Act of 1933, as amended (the "Securities Act"); however, the Parties acknowledge they do not contemplate that Equity Growth shall be involved in any activities on behalf of the Client requiring such descriptions or disclosures, or that the Services involve any activities subject to regulation under federal or state securities laws, except for the introduction of the Client and its principals to licensed broker dealers in securities, securities analysts and appropriate corporate information and stockholder relations specialists.

1.2    FIDUCIARY OBLIGATION TO CLIENT

       In rendering its services, Equity Growth shall not disclose to any third party any confidential non-public information furnished by the Client or otherwise obtained by it with respect to the Client.

1.3    LIMITATIONS ON SERVICES

(A) The Parties recognize that certain responsibilities and obligations are imposed by federal and state securities laws and by the applicable rules and regulations of stock exchanges, the National Association of Securities Dealers, Inc. (collectively with its subsidiaries being hereinafter referred to as the "NASD"), in-house "due diligence" or "compliance" departments of licensed securities firms, etc.; accordingly, Equity Growth agrees that it will not release any information or data about the Client to any selected or limited person(s), entity, or group if Equity Growth is aware that such information or data has not been generally released or promulgated.

(B) Equity Growth shall restrict or cease, as directed by the Client, all efforts on behalf of the Client, including all dissemination of information regarding the Client, immediately upon receipt of instructions (in writing by fax or letter) to that effect from the Client.

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

1.4    EQUITY GROWTH'S COMPENSATION

(A)    (1)    The Client shall issue, directly to Equity Growth's
              stockholders of record on the 30th day following the date of this agreement, pro rata based on their ownership of common stock in Equity Growth, a quantity of the Client's common stock equal to 15% of the total outstanding capital stock of the Client, immediately following such issuance, subject to anti-dilutive rights for a period of 12 months following the original date of issuance (the "Public Shares").

       (2) The Public Shares shall be issued either:

        (a) in reliance on either Rule 504 of SEC Regulation D or Section 4(6) of the Securities Act, and comparable provisions of the securities laws in each of the recipient's state of domicile, or

        (b) pursuant to a registration on SEC Form SB-1 or SB-2, or a notification statement pursuant to SEC Regulation A;

              and Equity Growth will assist the Client to prepare and file required documentation associated therewith, at the Client's expense.

       (3) Prior to the issuance of the Public Shares Equity Growth will assist the Client to comply with any obligations under SEC Rule 10b-17 pertaining to dividends.

       (4) The Parties hereby agree that for auditing, tax, Rule 504 or SEC filing fee purposes, the reasonable market value of the Public Shares is the lesser of $50,000 or 15% of the Client's stockholders equity.

(B)    (1)    In the event that the Client desires to avail itself
              of the legal services of Equity Growth's general counsel to prepare and file the required SEC registration statements, it will pay Equity Growth the sum of $15,000, plus out of pocket costs and expenses, provided that not more than four amendments thereto are required, and that the Client provides timely and complete assistance in responding to SEC comment letters (additional costs resulting from failure of such assumptions being billed at such counsel's normal hourly fees for securities related filings).

       (2) Equity Growth believes that the Client will have to pay the following additional costs in conjunction with the projects contemplated by this Agreement:

        C. Auditing costs, the amount of which the Client is not competent to determine;

        D. The costs of obtaining a CUSIP number and listing with Standard & Poors or another comparable manual, which is estimated to be $4,000;

        E. Transfer agent set up and certificate distribution costs which will vary, based on the agency selected and the initial services required, but should not exceed $15,000 for physical delivery of certificates to each stockholder, assuming that such delivery can be structured over several months. In the event that book entry recording in lieu of physical delivery is a legally available alternative and the costs of certificates are born by stockholders requesting them, then the costs can be cut dramatically (in the $5,000 range);

        F. Filing fees to the SEC and State regulatory authorities, not expected to exceed $5,000;

        G. Travel, long distance telephone, overnight postage and mailing expenses, not expected to exceed $2,500.

(C) In addition to the compensation described above with reference to services during the Initial Term of this Agreement and whether or not the following services are rendered during such Initial Term:

       (1) In the event that Equity Growth arranges or provides funding for Client on terms more beneficial than those reflected in Client's current principal financing agreements, Equity Growth shall be entitled, at its election, to either:

        (a) A fee equal to 25% of such savings, on a continuing basis; or

        (b) If equity funding is provided though Equity Growth or any affiliates thereof, a discount of 10% from the bid price for the subject equity securities, if they are issuable as free trading securities, or, a discount of 50% from the bid price for the subject equity securities, if they are issuable as restricted securities (as the term restricted is used for purposes of SEC Rule 144); or

        (b) If funding is provided by any person or group of persons introduced to the Client by Equity Growth or persons associated with Equity Growth, directly or indirectly, but is not provided by Equity Growth or its principals as described in the preceding sub section, then Equity Growth shall be entitled to an introduction fee equal to 5% of the aggregate proceeds so obtained; and

       (2) In the event that Equity Growth generates business for the Client, then, on any sales resulting therefrom, Equity Growth shall be entitled to a commission equal to 10% of the gross income derived by the Client therefrom, on a continuing basis.

       (3) In the event that Equity Growth or any affiliate thereof arranges for an acquisition by the Client, then Equity Growth shall be entitled to compensation equal to 10% of the compensation paid for such acquisition, in addition to any compensation negotiated and received from the acquired entity or its affiliates.

(D) The Client will assure that its legal counsel promptly prepares all reports which then existing holders of the Client's securities (including Equity Growth, its affiliates and successors in interest) are required to file with the Securities and Exchange Commission as a result of the Client's reporting status, including Securities and Exchange Commission Forms 3, 4 and 5, Schedules 13(d) and Schedules 13(g), and shall submit all such reports to the subject stockholders for prompt execution and timely filing with the Securities and Exchange Commission.

(E) (1) In addition to payment of fees, the Client will be responsible for payment of all costs and disbursements associated with Equity Growth's services either:

        (a) Involving less than $50 per item and $200 in the aggregate during the preceding 30 day period; or

        (b) Reflected in an operating budget approved by the Client; or

        (c) Approved in writing by the Client; provided, however, that the refusal by the Client to approve expenditures required for the proper performance of Equity Growth's services will excuse performance of such services.

       (2) All of Equity Growth's statements will be paid within 10 days after receipt.

       (3) In the event additional time for payment is required, Equity Growth will have the option of selling the account receivable and the Client agrees to pay interest thereon at the monthly rate of 1%.

       (4) In the event collection activities are required, the Client agrees to pay all of Equity Growth's out of pocket costs associated therewith.

       (5) There will be no change or waiver of the provisions contained herein, unless such charge is in writing and signed by the Client and Equity Growth.

1.5    CLIENT'S COMMITMENTS

(A).   (1)    All work requiring legal review will be submitted for
              approval by the Client to the Client's legal counsel prior to its use.

       (2) Final drafts of any matters prepared for use by Equity Growth in conjunction with the provision of the Services will be reviewed by the Client and, if legally required, by the Client's legal counsel, to assure that:

        (a)   All required information has been provided;

        (b)   All materials are presented accurately; and,

        (c) That no materials required to render information provided "not misleading" are omitted.

       (2) Only after such review and approval by the Client and, if required, the Client's legal counsel, will any documents be filed with regulatory agencies or provided to Equity Growth or third parties.

       (3) (a) Financial data will be reviewed by competent, independent, certified public accountants experienced and qualified in securities related accounting, to be separately retained by the Client.

        (b) Such accountants will be required to review and approve all financially related filings, prior to release to Equity Growth, other third parties or submission to the appropriate regulatory authorities.

(B)    (1)    The Client shall supply Equity Growth on a regular and
              timely basis with all approved data and information about the Client, its management, its products, and its operations and the Client shall be responsible for advising Equity Growth of any fact which would affect the accuracy of any prior data and information supplied to Equity Growth.

       (2) The Client shall use its best efforts to promptly supply Equity Growth with full and complete copies of all filings with all federal and state securities agencies; with full and complete copies of all shareholder reports and communications whether or not prepared with Equity Growth's assistance, with all data and information supplied to any analyst, broker-dealer, market maker, or other member of the financial community; and with all product/services brochures, sales materials, etc.

       (3) The Client shall promptly notify Equity Growth of the filing of any registration statement for the sale of securities and/or of any other event which triggers any restrictions on publicity.

       (4) The Client shall be deemed to make a continuing representation of the accuracy of any and all material facts, material, information, and data which it supplies to Equity Growth and the Client acknowledges its awareness that Equity Growth will rely on such continuing representation in performing its functions under this Agreement.

       (5)    Equity  Growth,  in the  absence  of  notice in  writing  from the
              Client,   may  rely  on  the  continuing   accuracy  of  material,
              information and data supplied by the Client.


                                   ARTICLE TWO
                 TERM, RENEWALS & EARLIER TERMINATION

2.1 TERM.

       This Agreement shall be for an initial term of 180 days, commencing on the date of its complete execution by all Parties, as evinced in the execution page hereof, but shall be extended, as required to permit completion of the projects contemplated hereby (attaining trading status for the Client's securities as an issuer filing reports with the SEC pursuant to Section 12[g] of the Exchange Act (the "Initial Term").

2.2    RENEWALS.

       Subject to prior agreement as to additional compensation payable to Equity Growth, this Agreement shall be renewed automatically, after expiration of the original term, on a continuing annual basis, unless the Party wishing not to renew this Agreement provides the other Party with written notice of its election not to renew ("Termination Election Notice") on or before the 30th day prior to termination of the then current term.

2.3    FINAL SETTLEMENT.

(A) Upon termination of this Agreement and payment to Equity Growth of all amounts due it hereunder, Equity Growth or its representative shall execute and deliver to the Client a receipt for such sums and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to the Client all records, manuals and written procedures, as may be desired by the Client for the continued conduct of its business; and

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

(B) The Client or its representative shall execute and deliver to Equity Growth a receipt for all materials returned and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to Equity Growth all records, manuals and written procedures, as may be desired by Equity Growth for the continued conduct of its business.


                                  ARTICLE THREE
       EQUITY GROWTH'S CONFIDENTIALITY & COMPETITION COVENANTS

3.1    GENERAL PROVISIONS.

(A) Equity Growth acknowledges that, in and as a result of its entry into this Agreement, it will be making use of confidential information of special and unique nature and value relating to such matters as the Client's trade secrets, systems, procedures, manuals, confidential reports; consequently, as material inducement to the entry into this Agreement by the Client, Equity Growth hereby covenants and agrees that it shall not, at anytime during the term of this Agreement, any renewals thereof and for two years following the terms of this Agreement, directly or indirectly, use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to it as a result of its entry into this Agreement or provision of services hereunder.

(B) In the event of a breach or threatened breach by Equity Growth of any of the provisions of this Article Three, the Client, in addition to and not in limitation of any other rights, remedies or damages available to the Client, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by Equity Growth, or by its partners, directors, officers, stockholders, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with it.

3.2    SPECIAL REMEDIES.

       In view of the irreparable harm and damage which would undoubtedly occur to the Client and its clients as a result of a breach by Equity Growth of the covenants or agreements contained in this Article Three, and in view of the lack of an adequate remedy at law to protect the Client's interests, Equity Growth hereby covenants and agrees that the Client shall have the following additional rights and remedies in the event of a breach hereof:

(A) Equity Growth hereby consents to the issuance of a permanent injunction enjoining it from any violations of the covenants set forth in this Article Three; and

(B) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which the Client or its clients may sustain prior to the effective enforcement of such injunction, Equity Growth hereby covenants and agrees to pay over to the Client, in the event it violates the covenants and agreements contained in this Article Three, the greater of:

       (1) Any payment or compensation of any kind received by it because of such violation before the issuance of such injunction, or

       (2) The sum of One Thousand Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by the Client or its clients as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to the Client for any breach of the covenants and agreements contained in this Article Three, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect the Client and its clients from the injury caused by such breaches would be injunctive relief.

3.3    CUMULATIVE REMEDIES.

       Equity Growth hereby irrevocably agrees that the remedies described in this Article Three shall be in addition to, and not in limitation of, any of the rights or remedies to which the Client and its clients are or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

3.4    ACKNOWLEDGMENT OF REASONABLENESS.

(A) Equity Growth hereby represents, warrants and acknowledges that its members or officers and directors have carefully read and considered the provisions of this Article Three and, having done so, agrees that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of the Client, its members, officers, directors, consultants, agents and employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, Equity Growth hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, Equity Growth hereby covenants and agrees that if so modified, the covenants contained in this Article Three shall be as fully enforceable as if they had been set forth herein directly by the Parties.

(B) In determining the nature of this limitation, Equity Growth hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that these covenants not to compete or circumvent be imposed and maintained to the greatest extent possible.

3.5    EXCLUSIVITY.

       Equity Growth shall not be required to devote all of its business time to the affairs of the Client, rather it shall devote such time as it is reasonably necessary in light of its other business commitments.

                                  ARTICLE FOUR
                CLIENT'S CONFIDENTIALITY & COMPETITION COVENANTS

4.1    GENERAL PROHIBITIONS

(A) The Client acknowledges that, in and as a result of its engagement of Equity Growth, the Client will be making use of confidential information of special and unique nature and value relating to such matters as Equity Growth's business contacts, professional advisors, trade secrets, systems, procedures, manuals, confidential reports, lists of clients, potential customers and funders; consequently, as material inducement to the entry into this Agreement by Equity Growth, the Client hereby covenants and agrees that it shall not, at anytime during the term of this Agreement, any renewals thereof an for two years following the terms of this Agreement, directly or indirectly, use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to it as a result of its employment of Equity Growth, or Equity Growth's affiliates.

(B) In the event of a breach or threatened breach by the Client of any of the provisions of this Article Four, Equity Growth, in addition to and not in limitation of any other rights, remedies or damages available to Equity Growth, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by the Client, or by the Client's partners, directors, officers, stockholders, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with it.

4.2    SPECIAL REMEDIES.

       In view of the irreparable harm and damage which would undoubtedly occur to Equity Growth as a result of a breach by the Client of the covenants or agreements contained in this Article Four, and in view of the lack of an adequate remedy at law to protect Equity Growth's interests, the Client hereby covenants and agrees that Equity Growth shall have the following additional rights and remedies in the event of a breach hereof:

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

(A) The Client hereby consents to the issuance of a permanent injunction enjoining it from any violations of the covenants set forth in this Article Four is and

(B) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which Equity Growth may sustain prior to the effective enforcement of such injunction, the Client hereby covenants and agrees to pay over to Equity Growth, in the event it violates the covenants and agreements contained in this Article Four, the greater of:

       (1) Any payment or compensation of any kind received by it because of such violation before the issuance of such injunction, or

       (2) The sum of One Thousand Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by Equity Growth as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to Equity Growth for any breach of the covenants and agreements contained in this Article Four, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect Equity Growth from the injury caused by such breaches would be injunctive relief.

4.3    CUMULATIVE REMEDIES.

       The Client hereby irrevocably agrees that the remedies described in this Article Four shall be in addition to, and not in limitation of, any of the rights or remedies to which Equity Growth is or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

4.4    ACKNOWLEDGMENT OF REASONABLENESS.

(A) The Client hereby represents, warrants and acknowledges that its officers and directors have carefully read and considered the provisions of this Article Four and, having done so, agree that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of Equity Growth, its members, officers, directors, consultants, agents and employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, the Client hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, the Client hereby covenants and agrees that if so modified, the covenants contained in this Article Four shall be as fully enforceable as if they had been set forth herein directly by the Parties.

(B) In determining the nature of this limitation, the Client hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute hereunder recognize that the Parties desire that these covenants not to compete or circumvent be imposed and maintained to the greatest extent possible.

                                  ARTICLE FIVE
                                  MISCELLANEOUS

5.1 NOTICES.

       All notices, demands or other written communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

TO EQUITY GROWTH:

           8001 DeSoto Woods Drive;  Sarasota,  Florida  34243  Telephone  (941)
             358-8182; Fax (941) 358-8423
               Attention: Charles J. Scimeca, President

                                 with copies to

                           THE YANKEE COMPANIES, INC.
           902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487
             Telephone (561) 998-2025; Fax (561) 998-3425
              Attention: Leonard Miles Tucker, President and

                      THE YANKEE COMPANIES, INC.1941 Southeast 51st
                    Terrace; Ocala, Florida 34471
             Telephone (352) 694-9179; Fax (352) 694-9178
     Attention: Vanessa H. Lindsey, Chief Administrative Officer

TO THE CLIENT:

                                GAFF GROUP, INC.
    2698 Junipero Avenue, Suite 110; Long Beach, California 90806 or at such address, telephone and fax numbers as are reflected on the SEC's EDGAR Internet site;
  Attention: George A. Frudakis, President & Chief Executive Officer

in each case, with copies to such other address or to such other persons as any Party shall designate to the others for such purposes in the manner hereinabove set forth.

5.2    AMENDMENT.

       No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by Parties.

5.3    MERGER.

(A) This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(B) All prior agreements whether written or oral are merged herein and shall be of no force or effect.

5.4    SURVIVAL.

       The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

5.5    SEVERABILITY.

       If any provision or any portion of any provision of this Agreement, other than a conditions precedent, if any, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

5.6    GOVERNING LAW AND VENUE.

       This Agreement shall be construed in accordance with the laws of the State of Florida and any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Palm Beach County, Florida.

5.7    DISPUTE RESOLUTION IN LIEU OF LITIGATION.

(A) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

       (1) (a) First, the issue shall be submitted to mediation before a mediation service in Palm Beach County, Florida to be selected by lot from six alternatives to be provided, three by Equity Growth and three by the Client.

        (b) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

       (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Palm Beach County, Florida, to be selected by lot, from six alternatives to be provided, in the manner set forth above for selection of a mediator;

       (3) (A) Expenses of mediation shall be borne by the Parties equally if successful but if unsuccessful, expenses of mediation and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

        (B) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne 1/2 by the Client and 1/2 by Equity Growth.

(B) Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

(C) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

5.8    BENEFIT OF AGREEMENT.

       The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, jointly and severally, their successors, assigns, personal representatives, estate, heirs and legatees.

5.9    CAPTIONS.

       The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

5.10   NUMBER AND GENDER.

       All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

5.11   FURTHER ASSURANCES.

       The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

5.12   STATUS.

(A) Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship.

(B) Throughout the term of this Agreement, Equity Growth shall serve an independent contractor, as that term is defined by the United States Internal Revenue Service, and in conjunction therewith, shall be responsible for all of his own tax reporting and payment obligations.

(C) In amplification of the foregoing, Equity Growth shall, subject to reasonable reimbursement on a pre-approved budgetary basis, be responsible for providing its own office facilities and supporting personnel.

5.13   COUNTERPARTS.

(A) This Agreement may be executed in any number of counterparts delivered through facsimile transmission.

(B) All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

5.14   LICENSE.

(A) (1) This Agreement is the property of The Yankee Companies, Inc., a Florida corporation which serves as a strategic consultant to Equity Growth ("Yankees").

       (2) The use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

       (3)    This  Agreement  shall  not  be  construed  more   stringently  or
              interpreted   less  favorably   against  Equity  Growth  based  on
              authorship.

(B) The Client hereby acknowledge that neither Yankees nor Equity Growth is a law firm and that neither provided it with any advice, legal or otherwise, in conjunction with this Agreement, but rather, has suggested that it rely solely on its own experience and advisors in evaluating or interpreting this Agreement.

       IN WITNESS WHEREOF, the Parties have executed this Agreement, effective as of the last date set forth below.

Signed, Sealed & Delivered
       In Our Presence
                                                                GAFF GROUP, INC.
----------------------------

____________________________        By:    ____________________________
                                         George A. Frudakis, PRESIDENT
Dated:  _____________________
                      Attest:       ____________________________
                                         George A. Frudakis, SECRETARY
   {Seal}
                                           EQUITY GROWTH SYSTEMS, INC.
----------------------------

____________________________        By:    ____________________________
                                        Charles J. Scimeca, PRESIDENT
Dated:  _____________________
                      Attest:       ____________________________
                                      G. Richard Chamberlin, SECRETARY
   {Seal}

CONSULTING AGREEMENT

       THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into by and between GOLDEN JERSEY PRODUCTS, INC., a Florida corporation (the "Client") and EQUITY GROWTH SYSTEMS, INC., a publicly held Delaware corporation with a class of equity securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act" and "Equity Growth," respectively; the Client and Equity Growth being hereinafter collectively referred to as the "Parties" and generically as a "Party").


                                   PREAMBLE :

       WHEREAS, Client is engaged in the development and marketing of dairy and dairy substitute products, as more particularly described in the materials annexed hereto and made a part hereof as composite exhibit 0.1; and


       WHEREAS, the Client desires to become a reporting company under federal securities laws with a publicly traded class of securities; and


       WHEREAS, Equity Growth personnel have substantial experience with law, accounting and the regulatory obligations imposed under federal securities laws and regulations, and provide assistance to companies that desire to attain reporting status under Section 12(g) of the Exchange Act; and


       WHEREAS, Equity Growth is agreeable to making its services available to the Client, on the terms and subject to the conditions hereinafter set forth:


       NOW, THEREFORE, in consideration for Equity Growth's agreement to render the hereinafter described services as well as of the premises, the sum of TEN ($10) DOLLARS, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   WITNESSETH:

                                   ARTICLE ONE
                           OBLIGATIONS OF THE PARTIES

1.1    DESCRIPTION OF SERVICES

(A) Equity Growth will assist the Client's legal counsel, or, as set forth below, provide its own legal counsel, to register its securities with the Securities and Exchange Commission (the "SEC"), and thereafter, will assist the Client to make arrangements required to permit trading of the Client's securities on the OTC Bulletin Board operated by the National Association of Securities Dealers, Inc., including introductions to one or more potential market makers and assistance in the preparation, filing and management of the SEC and NASD Rule 15c2-11 compliance filings which will be required by any broker dealers publishing quotes in the Client's securities.

(B) Equity Growth will assist the Client to obtain a CUSIP number for its securities, to obtain a stock trading symbol and to list the Client in a Standard & Poors or comparable securities manual complying with the manual exemption from Blue Sky registration in 15 or more states.

(C) Because of the Client's anticipated status under federal securities laws, in any circumstances where Equity Growth is describing the securities of to a third Party, Equity Growth shall disclose to such person the compensation received from the Client to the extent required under any applicable laws, including, without limitation, Section 17(b) of the Securities Act of 1933, as amended (the "Securities Act"); however, the Parties acknowledge they do not contemplate that Equity Growth shall be involved in any activities on behalf of the Client requiring such descriptions or disclosures, or that the Services involve any activities subject to regulation under federal or state securities laws, except for the introduction of the Client and its principals to licensed broker dealers in securities, securities analysts and appropriate corporate information and stockholder relations specialists.

1.2    FIDUCIARY OBLIGATION TO CLIENT

       In rendering its services, Equity Growth shall not disclose to any third party any confidential non-public information furnished by the Client or otherwise obtained by it with respect to the Client.

1.3    LIMITATIONS ON SERVICES

(A) The Parties recognize that certain responsibilities and obligations are imposed by federal and state securities laws and by the applicable rules and regulations of stock exchanges, the National Association of Securities Dealers, Inc. (collectively with its subsidiaries being hereinafter referred to as the "NASD"), in-house "due diligence" or "compliance" departments of licensed securities firms, etc.; accordingly, Equity Growth agrees that it will not release any information or data about the Client to any selected or limited person(s), entity, or group if Equity Growth is aware that such information or data has not been generally released or promulgated.

(B) Equity Growth shall restrict or cease, as directed by the Client, all efforts on behalf of the Client, including all dissemination of information regarding the Client, immediately upon receipt of instructions (in writing by fax or letter) to that effect from the Client.

1.4    EQUITY GROWTH'S COMPENSATION

(A)    (1)    The Client shall issue, directly to Equity Growth's
              stockholders of record on the 30th day following the date of this agreement, pro rata based on their ownership of common stock in Equity Growth, a quantity of the Client's common stock equal to 10% of the total outstanding capital stock of the Client, immediately following such issuance, subject to anti-dilutive rights for a period of 12 months following the original date of issuance (the "Public Shares").

       (2) The Public Shares shall be issued either:

        (a) in reliance on either Rule 504 of SEC Regulation D or Section 4(6) of the Securities Act, and comparable provisions of the securities laws in each of the recipient's state of domicile, or

        (b) pursuant to a registration on SEC Form SB-1 or SB-2, or a notification statement pursuant to SEC Regulation A;

              and Equity Growth will assist the Client to prepare and file required documentation associated therewith, at the Client's expense.

       (3) Prior to the issuance of the Public Shares Equity Growth will assist the Client to comply with any obligations under SEC Rule 10b-17 pertaining to dividends.

       (4) The Parties hereby agree that for auditing, tax, Rule 504 or SEC filing fee purposes, the reasonable market value of the Public Shares is the lesser of $50,000 or 10% of the Client's stockholders equity.

(B)    (1)    In the event that the Client desires to avail itself
              of the legal services of Equity Growth's general counsel to prepare and file the required SEC registration statements, it will pay Equity Growth the sum of $15,000, plus out of pocket costs and expenses, provided that not more than four amendments thereto are required, and that the Client provides timely and complete assistance in responding to SEC comment letters (additional costs resulting from failure of such assumptions being billed at such counsel's normal hourly fees for securities related filings).

       (2) Equity Growth believes that the Client will have to pay the following additional costs in conjunction with the projects contemplated by this Agreement:

        H. Auditing costs, the amount of which the Client is not competent to determine;

        I. The costs of obtaining a CUSIP number and listing with Standard & Poors or another comparable manual, which is estimated to be $4,000;

        J. Transfer agent set up and certificate distribution costs which will vary, based on the agency selected and the initial services required, but should not exceed $15,000 for physical delivery of certificates to each stockholder, assuming that such delivery can be structured over several months. In the event that book entry recording in lieu of physical delivery is a legally available alternative and the costs of certificates are born by stockholders requesting them, then the costs can be cut dramatically (in the $5,000 range);

        K. Filing fees to the SEC and State regulatory authorities, not expected to exceed $5,000;

        L. Travel, long distance telephone, overnight postage and mailing expenses, not expected to exceed $2,500.

(C) In addition to the compensation described above with reference to services during the Initial Term of this Agreement and whether or not the following services are rendered during such Initial Term:

       (1) In the event that Equity Growth arranges or provides funding for Client on terms more beneficial than those reflected in Client's current principal financing agreements, Equity Growth shall be entitled, at its election, to either:

        (a) A fee equal to 25% of such savings, on a continuing basis; or

        (b) If equity funding is provided though Equity Growth or any affiliates thereof, a discount of 10% from the bid price for the subject equity securities, if they are issuable as free trading securities, or, a discount of 50% from the bid price for the subject equity securities, if they are issuable as restricted securities (as the term restricted is used for purposes of SEC Rule 144); or

        (b) If funding is provided by any person or group of persons introduced to the Client by Equity Growth or persons associated with Equity Growth, directly or indirectly, but is not provided by Equity Growth or its principals as described in the preceding sub section, then Equity Growth shall be entitled to an introduction fee equal to 5% of the aggregate proceeds so obtained; and

       (2) In the event that Equity Growth generates business for the Client, then, on any sales resulting therefrom, Equity Growth shall be entitled to a commission equal to 10% of the gross income derived by the Client therefrom, on a continuing basis.

       (3) In the event that Equity Growth or any affiliate thereof arranges for an acquisition by the Client, then Equity Growth shall be entitled to compensation equal to 10% of the compensation paid for such acquisition, in addition to any compensation negotiated and received from the acquired entity or its affiliates.

(D) The Client will assure that its legal counsel promptly prepares all reports which then existing holders of the Client's securities (including Equity Growth, its affiliates and successors in interest) are required to file with the Securities and Exchange Commission as a result of the Client's reporting status, including Securities and Exchange Commission Forms 3, 4 and 5, Schedules 13(d) and Schedules 13(g), and shall submit all such reports to the subject stockholders for prompt execution and timely filing with the Securities and Exchange Commission.

(E) (1) In addition to payment of fees, the Client will be responsible for payment of all costs and disbursements associated with Equity Growth's services either:

        (a) Involving less than $50 per item and $200 in the aggregate during the preceding 30 day period; or

        (b) Reflected in an operating budget approved by the Client; or

        (c) Approved in writing by the Client; provided, however, that the refusal by the Client to approve expenditures required for the proper performance of Equity Growth's services will excuse performance of such services.

       (2) All of Equity Growth's statements will be paid within 10 days after receipt.

       (3) In the event additional time for payment is required, Equity Growth will have the option of selling the account receivable and the Client agrees to pay interest thereon at the monthly rate of 1%.

       (4) In the event collection activities are required, the Client agrees to pay all of Equity Growth's out of pocket costs associated therewith.

       (5) There will be no change or waiver of the provisions contained herein, unless such charge is in writing and signed by the Client and Equity Growth.

1.5    CLIENT'S COMMITMENTS

(A).   (1)    All work requiring legal review will be submitted for
              approval by the Client to the Client's legal counsel prior to its use.

       (2) Final drafts of any matters prepared for use by Equity Growth in conjunction with the provision of the Services will be reviewed by the Client and, if legally required, by the Client's legal counsel, to assure that:

        (a)   All required information has been provided;

        (b)   All materials are presented accurately; and,

        (c) That no materials required to render information provided "not misleading" are omitted.

       (2) Only after such review and approval by the Client and, if required, the Client's legal counsel, will any documents be filed with regulatory agencies or provided to Equity Growth or third parties.

       (3) (a) Financial data will be reviewed by competent, independent, certified public accountants experienced and qualified in securities related accounting, to be separately retained by the Client.

        (b) Such accountants will be required to review and approve all financially related filings, prior to release to Equity Growth, other third parties or submission to the appropriate regulatory authorities.

(B)    (1)    The Client shall supply Equity Growth on a regular and
              timely basis with all approved data and information about the Client, its management, its products, and its operations and the Client shall be responsible for advising Equity Growth of any fact which would affect the accuracy of any prior data and information supplied to Equity Growth.

       (2) The Client shall use its best efforts to promptly supply Equity Growth with full and complete copies of all filings with all federal and state securities agencies; with full and complete copies of all shareholder reports and communications whether or not prepared with Equity Growth's assistance, with all data and information supplied to any analyst, broker-dealer, market maker, or other member of the financial community; and with all product/services brochures, sales materials, etc.

       (3) The Client shall promptly notify Equity Growth of the filing of any registration statement for the sale of securities and/or of any other event which triggers any restrictions on publicity.

       (4) The Client shall be deemed to make a continuing representation of the accuracy of any and all material facts, material, information, and data which it supplies to Equity Growth and the Client acknowledges its awareness that Equity Growth will rely on such continuing representation in performing its functions under this Agreement.

       (5)    Equity  Growth,  in the  absence  of  notice in  writing  from the
              Client,   may  rely  on  the  continuing   accuracy  of  material,
              information and data supplied by the Client.

                                   ARTICLE TWO
                 TERM, RENEWALS & EARLIER TERMINATION

2.1 TERM.

       This Agreement shall be for an initial term of 180 days, commencing on the date of its complete execution by all Parties, as evinced in the execution page hereof, but shall be extended, as required to permit completion of the projects contemplated hereby (attaining trading status for the Client's securities as an issuer filing reports with the SEC pursuant to Section 12[g] of the Exchange Act (the "Initial Term").

2.2    RENEWALS.

       Subject to prior agreement as to additional compensation payable to Equity Growth, this Agreement shall be renewed automatically, after expiration of the original term, on a continuing annual basis, unless the Party wishing not to renew this Agreement provides the other Party with written notice of its election not to renew ("Termination Election Notice") on or before the 30th day prior to termination of the then current term.

2.3    FINAL SETTLEMENT.

(A) Upon termination of this Agreement and payment to Equity Growth of all amounts due it hereunder, Equity Growth or its representative shall execute and deliver to the Client a receipt for such sums and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to the Client all records, manuals and written procedures, as may be desired by the Client for the continued conduct of its business; and

(B) The Client or its representative shall execute and deliver to Equity Growth a receipt for all materials returned and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to Equity Growth all records, manuals and written procedures, as may be desired by Equity Growth for the continued conduct of its business.


                                  ARTICLE THREE
       EQUITY GROWTH'S CONFIDENTIALITY & COMPETITION COVENANTS

3.1    GENERAL PROVISIONS.

(A) Equity Growth acknowledges that, in and as a result of its entry into this Agreement, it will be making use of confidential information of special and unique nature and value relating to such matters as the Client's trade secrets, systems, procedures, manuals, confidential reports; consequently, as material inducement to the entry into this Agreement by the Client, Equity Growth hereby covenants and agrees that it shall not, at anytime during the term of this Agreement, any renewals thereof and for two years following the terms of this Agreement, directly or indirectly, use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to it as a result of its entry into this Agreement or provision of services hereunder.

(B) In the event of a breach or threatened breach by Equity Growth of any of the provisions of this Article Three, the Client, in addition to and not in limitation of any other rights, remedies or damages available to the Client, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by Equity Growth, or by its partners, directors, officers, stockholders, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with it.

3.2    SPECIAL REMEDIES.

       In view of the irreparable harm and damage which would undoubtedly occur to the Client and its clients as a result of a breach by Equity Growth of the covenants or agreements contained in this Article Three, and in view of the lack of an adequate remedy at law to protect the Client's interests, Equity Growth hereby covenants and agrees that the Client shall have the following additional rights and remedies in the event of a breach hereof:

(A) Equity Growth hereby consents to the issuance of a permanent injunction enjoining it from any violations of the covenants set forth in this Article Three; and

(B) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which the Client or its clients may sustain prior to the effective enforcement of such injunction, Equity Growth hereby covenants and agrees to pay over to the Client, in the event it violates the covenants and agreements contained in this Article Three, the greater of:

       (1) Any payment or compensation of any kind received by it because of such violation before the issuance of such injunction, or

       (2) The sum of One Thousand Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by the Client or its clients as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to the Client for any breach of the covenants and agreements contained in this Article Three, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect the Client and its clients from the injury caused by such breaches would be injunctive relief.

3.3    CUMULATIVE REMEDIES.

       Equity Growth hereby irrevocably agrees that the remedies described in this Article Three shall be in addition to, and not in limitation of, any of the rights or remedies to which the Client and its clients are or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

3.4    ACKNOWLEDGMENT OF REASONABLENESS.

(A) Equity Growth hereby represents, warrants and acknowledges that its members or officers and directors have carefully read and considered the provisions of this Article Three and, having done so, agrees that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of the Client, its members, officers, directors, consultants, agents and employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, Equity Growth hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, Equity Growth hereby covenants and agrees that if so modified, the covenants contained in this Article Three shall be as fully enforceable as if they had been set forth herein directly by the Parties.

(B) In determining the nature of this limitation, Equity Growth hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that these covenants not to compete or circumvent be imposed and maintained to the greatest extent possible.

3.5    EXCLUSIVITY.

       Equity Growth shall not be required to devote all of its business time to the affairs of the Client, rather it shall devote such time as it is reasonably necessary in light of its other business commitments.


                                  ARTICLE FOUR
                CLIENT'S CONFIDENTIALITY & COMPETITION COVENANTS

4.1    GENERAL PROHIBITIONS

(A) The Client acknowledges that, in and as a result of its engagement of Equity Growth, the Client will be making use of confidential information of special and unique nature and value relating to such matters as Equity Growth's business contacts, professional advisors, trade secrets, systems, procedures, manuals, confidential reports, lists of clients, potential customers and funders; consequently, as material inducement to the entry into this Agreement by Equity Growth, the Client hereby covenants and agrees that it shall not, at anytime during the term of this Agreement, any renewals thereof an for two years following the terms of this Agreement, directly or indirectly, use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to it as a result of its employment of Equity Growth, or Equity Growth's affiliates.

(B) In the event of a breach or threatened breach by the Client of any of the provisions of this Article Four, Equity Growth, in addition to and not in limitation of any other rights, remedies or damages available to Equity Growth, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by the Client, or by the Client's partners, directors, officers, stockholders, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with it.

4.2    SPECIAL REMEDIES.

       In view of the irreparable harm and damage which would undoubtedly occur to Equity Growth as a result of a breach by the Client of the covenants or agreements contained in this Article Four, and in view of the lack of an adequate remedy at law to protect Equity Growth's interests, the Client hereby covenants and agrees that Equity Growth shall have the following additional rights and remedies in the event of a breach hereof:

(A) The Client hereby consents to the issuance of a permanent injunction enjoining it from any violations of the covenants set forth in this Article Four is and

(B) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which Equity Growth may sustain prior to the effective enforcement of such injunction, the Client hereby covenants and agrees to pay over to Equity Growth, in the event it violates the covenants and agreements contained in this Article Four, the greater of:

       (1) Any payment or compensation of any kind received by it because of such violation before the issuance of such injunction, or

       (2) The sum of One Thousand Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by Equity Growth as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to Equity Growth for any breach of the covenants and agreements contained in this Article Four, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect Equity Growth from the injury caused by such breaches would be injunctive relief.

4.3    CUMULATIVE REMEDIES.

       The Client hereby irrevocably agrees that the remedies described in this Article Four shall be in addition to, and not in limitation of, any of the rights or remedies to which Equity Growth is or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

4.4    ACKNOWLEDGMENT OF REASONABLENESS.

(A) The Client hereby represents, warrants and acknowledges that its officers and directors have carefully read and considered the provisions of this Article Four and, having done so, agree that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of Equity Growth, its members, officers, directors, consultants, agents and employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, the Client hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, the Client hereby covenants and agrees that if so modified, the covenants contained in this Article Four shall be as fully enforceable as if they had been set forth herein directly by the Parties.

(B) In determining the nature of this limitation, the Client hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute hereunder recognize that the Parties desire that these covenants not to compete or circumvent be imposed and maintained to the greatest extent possible.

                                  ARTICLE FIVE
                                  MISCELLANEOUS

5.1 NOTICES.

       All notices, demands or other written communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

TO EQUITY GROWTH:

           8001 DeSoto Woods Drive;  Sarasota,  Florida  34243  Telephone  (941)
             358-8182; Fax (941) 358-8423
               Attention: Charles J. Scimeca, President

                                 with copies to

                           THE YANKEE COMPANIES, INC.
           902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487
             Telephone (561) 998-2025; Fax (561) 998-3425
              Attention: Leonard Miles Tucker, President and

                      THE YANKEE COMPANIES, INC.1941 Southeast 51st
                    Terrace; Ocala, Florida 34471
             Telephone (352) 694-9179; Fax (352) 694-9178
     Attention: Vanessa H. Lindsey, Chief Administrative Officer

TO THE CLIENT:

                          GOLDEN JERSEY PRODUCTS, INC.
        780 United States Highway 1, Suite 301; Vero Beach, Florida 32962 Telephone (800) 588-6455; Fax (561) 569-6617; and, e-mail
                         goodmilk@sunet.net
            or at such address, telephone and fax numbers
          as are reflected on the SEC's EDGAR Internet site;
  Attention: Joseph A. DiBruno, President & Chief Executive Officer

in each case, with copies to such other address or to such other persons as any Party shall designate to the others for such purposes in the manner hereinabove set forth.

5.2    AMENDMENT.

       No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by Parties.

5.3    MERGER.

(A) This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(B) All prior agreements whether written or oral are merged herein and shall be of no force or effect.

5.4    SURVIVAL.

       The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

5.5    SEVERABILITY.

       If any provision or any portion of any provision of this Agreement, other than a conditions precedent, if any, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

5.6    GOVERNING LAW AND VENUE.

       This Agreement shall be construed in accordance with the laws of the State of Florida and any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Marion County, Florida.

5.7    DISPUTE RESOLUTION IN LIEU OF LITIGATION.

(A) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

       (1) (a) First, the issue shall be submitted to mediation before a mediation service in Palm Beach County, Florida to be selected by lot from six alternatives to be provided, three by Equity Growth and three by the Client.

        (b) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

       (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Palm Beach County, Florida, to be selected by lot, from six alternatives to be provided, in the manner set forth above for selection of a mediator;

       (3) (A) Expenses of mediation shall be borne by the Parties equally if successful but if unsuccessful, expenses of mediation and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

        (B) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne 1/2 by the Client and 1/2 by Equity Growth.

(B) Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

(C) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

5.8    BENEFIT OF AGREEMENT.

       The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, jointly and severally, their successors, assigns, personal representatives, estate, heirs and legatees.

5.9    CAPTIONS.

       The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

5.10   NUMBER AND GENDER.

       All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

5.11   FURTHER ASSURANCES.

       The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

5.12   STATUS.

(A) Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship.

(B) Throughout the term of this Agreement, Equity Growth shall serve an independent contractor, as that term is defined by the United States Internal Revenue Service, and in conjunction therewith, shall be responsible for all of his own tax reporting and payment obligations.

(C) In amplification of the foregoing, Equity Growth shall, subject to reasonable reimbursement on a pre-approved budgetary basis, be responsible for providing its own office facilities and supporting personnel.

5.13   COUNTERPARTS.

(A) This Agreement may be executed in any number of counterparts delivered through facsimile transmission.

(B) All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

5.14   LICENSE.

(A) (1) This Agreement is the property of The Yankee Companies, Inc., a Florida corporation which serves as a strategic consultant to Equity Growth ("Yankees").

       (2) The use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

       (3)    This  Agreement  shall  not  be  construed  more   stringently  or
              interpreted   less  favorably   against  Equity  Growth  based  on
              authorship.

(B) The Client hereby acknowledge that neither Yankees nor Equity Growth is a law firm and that neither provided it with any advice, legal or otherwise, in conjunction with this Agreement, but rather, has suggested that it rely solely on its own experience and advisors in evaluating or interpreting this Agreement.

       IN WITNESS WHEREOF, the Parties have executed this Agreement, effective as of the last date set forth below.

Signed, Sealed & Delivered
       In Our Presence
                                          GOLDEN JERSEY PRODUCTS, INC.
----------------------------

____________________________        By:    ____________________________
                                          Joseph A. DiBruno, PRESIDENT
Dated:  _____________________
                      Attest:       ____________________________
                                             Gary D. Deshon, SECRETARY
   {Seal}
                                           EQUITY GROWTH SYSTEMS, INC.
----------------------------

____________________________        By:    ____________________________
                                        Charles J. Scimeca, PRESIDENT
Dated:  _____________________
                      Attest:       ____________________________
                                      G. Richard Chamberlin, SECRETARY
   {Seal}

CONSULTING AGREEMENT


       THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into by and between SUNTEL COMMUNICATIONS GROUP, INC., a Delaware corporation (the "Client") and EQUITY GROWTH SYSTEMS, INC., a publicly held Delaware corporation with a class of equity securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act" and "Equity Growth," respectively; the Client and Equity Growth being hereinafter collectively referred to as the "Parties" and generically as a "Party").


                                   PREAMBLE :

       WHEREAS, Client is a recently organized corporation, acting as a holding company for two wholly owned subsidiaries each heretofore engaged in different aspects of the telecommunications industry as more particularly described in the materials annexed hereto and made a part hereof as composite exhibit 0.1; and

       WHEREAS, the Client desires to become a reporting company under federal securities laws with a publicly traded class of securities; and

       WHEREAS, Equity Growth personnel have substantial experience with law, accounting and the regulatory obligations imposed under federal securities laws and regulations, and provide assistance to companies that desire to attain reporting status under Section 12(g) of the Exchange Act; and; and

       WHEREAS, the Client desires to induce Equity Growth to make its services available to the Client; and

       WHEREAS, Equity Growth is agreeable to making its services available to the Client, on the terms and subject to the conditions hereinafter set forth:


       NOW, THEREFORE, in consideration for Equity Growth's agreement to render the hereinafter described services as well as of the premises, the sum of TEN ($10) DOLLARS, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   WITNESSETH:

                                   ARTICLE ONE
                           OBLIGATIONS OF THE PARTIES

1.1    DESCRIPTION OF SERVICES

(A) Equity Growth will assist the Client's legal counsel, or, as set forth below, make available Equity Growth's own legal counsel (at the Client's expense), to register the Client's securities with the Securities and Exchange Commission (the "SEC"), and thereafter, will assist the Client to make arrangements required to permit trading of the Client's securities on the OTC Bulletin Board operated by the National Association of Securities Dealers, Inc. (the "NASD"), including introductions to one or more potential market makers and assistance in the preparation, filing and management of the SEC and NASD Rule 15c2-11 compliance filings which will be required by any broker dealers publishing quotes in the Client's securities.

(B) Equity Growth will assist the Client to obtain a CUSIP number for its securities, to obtain a stock trading symbol and to list the Client in a Standard & Poors or comparable securities manual complying with the manual exemption from Blue Sky registration in 15 or more states.

(C) Because of the Client's anticipated status under federal securities laws, in any circumstances where Equity Growth is describing the securities of to a third Party, Equity Growth shall disclose to such person the compensation received from the Client to the extent required under any applicable laws, including, without limitation, Section 17(b) of the Securities Act of 1933, as amended (the "Securities Act"); however, the Parties acknowledge they do not contemplate that Equity Growth shall be involved in any activities on behalf of the Client requiring such descriptions or disclosures, or that the Services involve any activities subject to regulation under federal or state securities laws, except for the introduction of the Client and its principals to licensed broker dealers in securities, securities analysts and appropriate corporate information and stockholder relations specialists.

1.2    FIDUCIARY OBLIGATION TO CLIENT

       In rendering its services, Equity Growth shall not disclose to any third party any confidential non-public information furnished by the Client or otherwise obtained by it with respect to the Client.

1.3    LIMITATIONS ON SERVICES

(A) The Parties recognize that certain responsibilities and obligations are imposed by federal and state securities laws and by the applicable rules and regulations of stock exchanges, the National Association of Securities Dealers, Inc. (collectively with its subsidiaries being hereinafter referred to as the "NASD"), in-house "due diligence" or "compliance" departments of licensed securities firms, etc.; accordingly, Equity Growth agrees that it will not release any information or data about the Client to any selected or limited person(s), entity, or group if Equity Growth is aware that such information or data has not been generally released or promulgated.

(B) Equity Growth shall restrict or cease, as directed by the Client, all efforts on behalf of the Client, including all dissemination of information regarding the Client, immediately upon receipt of instructions (in writing by fax or letter) to that effect from the Client.

1.4    EQUITY GROWTH'S COMPENSATION

(A)    (1)    The Client shall issue, directly to Equity Growth's
              stockholders of record on the 30th day following the date of this agreement, pro rata based on their ownership of common stock in Equity Growth, a quantity of the Client's common stock equal to 10% of the total outstanding capital stock of the Client, immediately following such issuance, subject to anti-dilutive rights for a period of 12 months following the original date of issuance (the "Public Shares").

       (2) The Public Shares shall be issued either:

        (a) in reliance on either Rule 504 of SEC Regulation D or Section 4(6) of the Securities Act, and comparable provisions of the securities laws in each of the recipient's state of domicile, or

        (b) pursuant to a registration on SEC Form SB-1 or SB-2, or a notification statement pursuant to SEC Regulation A;

              and Equity Growth will assist the Client to prepare and file required documentation associated therewith, at the Client's expense.

       (3) Prior to the issuance of the Public Shares Equity Growth will assist the Client to comply with any obligations under SEC Rule 10b-17 pertaining to dividends.

       (4) The Parties hereby agree that for auditing, tax, Rule 504 or SEC filing fee purposes, the reasonable market value of the Public Shares is the lesser of $50,000 or 10% of the Client's stockholders equity.

(B)    (1)    In the event that the Client desires to avail itself
              of the legal services of Equity Growth's general counsel to prepare and file the required SEC registration statements, it will pay Equity Growth the sum of $15,000, plus out of pocket costs and expenses, provided that not more than four amendments thereto are required, and that the Client provides timely and complete assistance in responding to SEC comment letters (additional costs resulting from failure of such assumptions being billed at such counsel's normal hourly fees for securities related filings).

       (2) Equity Growth believes that the Client will have to pay the following additional costs in conjunction with the projects contemplated by this Agreement:

        M. Auditing costs, the amount of which the Client is not competent to determine;

        N. The costs of obtaining a CUSIP number and listing with Standard & Poors or another comparable manual, which is estimated to be $4,000;

        O. Transfer agent set up and certificate distribution costs which will vary, based on the agency selected and the initial services required, but should not exceed $15,000 for physical delivery of certificates to each stockholder, assuming that such delivery can be structured over several months. In the event that book entry recording in lieu of physical delivery is a legally available alternative and the costs of certificates are born by stockholders requesting them, then the costs can be cut dramatically (in the $5,000 range);

        P. Filing fees to the SEC and State regulatory authorities, not expected to exceed $5,000;

        Q. Travel, long distance telephone, overnight postage and mailing expenses, not expected to exceed $2,500.

(C) In addition to the compensation described above with reference to services during the Initial Term of this Agreement and whether or not the following services are rendered during such Initial Term:

       (1) In the event that Equity Growth arranges or provides funding for Client on terms more beneficial than those reflected in Client's current principal financing agreements, Equity Growth shall be entitled, at its election, to either:

        (a) A fee equal to 25% of such savings, on a continuing basis; or

        (b) If equity funding is provided though Equity Growth or any affiliates thereof, a discount of 10% from the bid price for the subject equity securities, if they are issuable as free trading securities, or, a discount of 50% from the bid price for the subject equity securities, if they are issuable as restricted securities (as the term restricted is used for purposes of SEC Rule 144); or

        (b) If funding is provided by any person or group of persons introduced to the Client by Equity Growth or persons associated with Equity Growth, directly or indirectly, but is not provided by Equity Growth or its principals as described in the preceding sub section, then Equity Growth shall be entitled to an introduction fee equal to 5% of the aggregate proceeds so obtained; and

       (2) In the event that Equity Growth generates business for the Client, then, on any sales resulting therefrom, Equity Growth shall be entitled to a commission equal to 10% of the gross income derived by the Client therefrom, on a continuing basis.

       (3) In the event that Equity Growth or any affiliate thereof arranges for an acquisition by the Client, then Equity Growth shall be entitled to compensation equal to 10% of the compensation paid for such acquisition, in addition to any compensation negotiated and received from the acquired entity or its affiliates.

(D) The Client will assure that its legal counsel promptly prepares all reports which then existing holders of the Client's securities (including Equity Growth, its affiliates and successors in interest) are required to file with the Securities and Exchange Commission as a result of the Client's reporting status, including Securities and Exchange Commission Forms 3, 4 and 5, Schedules 13(d) and Schedules 13(g), and shall submit all such reports to the subject stockholders for prompt execution and timely filing with the Securities and Exchange Commission.

(E) (1) In addition to payment of fees, the Client will be responsible for payment of all costs and disbursements associated with Equity Growth's services either:

        (a) Involving less than $50 per item and $200 in the aggregate during the preceding 30 day period; or

        (b) Reflected in an operating budget approved by the Client; or

        (c) Approved in writing by the Client; provided, however, that the refusal by the Client to approve expenditures required for the proper performance of Equity Growth's services will excuse performance of such services.

       (2) All of Equity Growth's statements will be paid within 10 days after receipt.

       (3) In the event additional time for payment is required, Equity Growth will have the option of selling the account receivable and the Client agrees to pay interest thereon at the monthly rate of 1%.

       (4) In the event collection activities are required, the Client agrees to pay all of Equity Growth's out of pocket costs associated therewith.

       (5) There will be no change or waiver of the provisions contained herein, unless such charge is in writing and signed by the Client and Equity Growth.

1.5    CLIENT'S COMMITMENTS

(A).   (1)    All work requiring legal review will be submitted for
              approval by the Client to the Client's legal counsel prior to its use.

       (2) Final drafts of any matters prepared for use by Equity Growth in conjunction with the provision of the Services will be reviewed by the Client and, if legally required, by the Client's legal counsel, to assure that:

        (a)   All required information has been provided;

        (b)   All materials are presented accurately; and,

        (c) That no materials required to render information provided "not misleading" are omitted.

       (2) Only after such review and approval by the Client and, if required, the Client's legal counsel, will any documents be filed with regulatory agencies or provided to Equity Growth or third parties.

       (3) (a) Financial data will be reviewed by competent, independent, certified public accountants experienced and qualified in securities related accounting, to be separately retained by the Client.

        (b) Such accountants will be required to review and approve all financially related filings, prior to release to Equity Growth, other third parties or submission to the appropriate regulatory authorities.

(B)    (1)    The Client shall supply Equity Growth on a regular and
              timely basis with all approved data and information about the Client, its management, its products, and its operations and the Client shall be responsible for advising Equity Growth of any fact which would affect the accuracy of any prior data and information supplied to Equity Growth.

       (2) The Client shall use its best efforts to promptly supply Equity Growth with full and complete copies of all filings with all federal and state securities agencies; with full and complete copies of all shareholder reports and communications whether or not prepared with Equity Growth's assistance, with all data and information supplied to any analyst, broker-dealer, market maker, or other member of the financial community; and with all product/services brochures, sales materials, etc.

       (3) The Client shall promptly notify Equity Growth of the filing of any registration statement for the sale of securities and/or of any other event which triggers any restrictions on publicity.

       (4) The Client shall be deemed to make a continuing representation of the accuracy of any and all material facts, material, information, and data which it supplies to Equity Growth and the Client acknowledges its awareness that Equity Growth will rely on such continuing representation in performing its functions under this Agreement.

       (5)    Equity  Growth,  in the  absence  of  notice in  writing  from the
              Client,   may  rely  on  the  continuing   accuracy  of  material,
              information and data supplied by the Client.

                                   ARTICLE TWO
                 TERM, RENEWALS & EARLIER TERMINATION

2.1 TERM.

       This Agreement shall be for an initial term of 180 days, commencing on the date of its complete execution by all Parties, as evinced in the execution page hereof, but shall be extended, as required to permit completion of the projects contemplated hereby (attaining trading status for the Client's securities as an issuer filing reports with the SEC pursuant to Section 12[g] of the Exchange Act (the "Initial Term").

2.2    RENEWALS.

       Subject to prior agreement as to additional compensation payable to Equity Growth, this Agreement shall be renewed automatically, after expiration of the original term, on a continuing annual basis, unless the Party wishing not to renew this Agreement provides the other Party with written notice of its election not to renew ("Termination Election Notice") on or before the 30th day prior to termination of the then current term.

2.3    FINAL SETTLEMENT.

(A) Upon termination of this Agreement and payment to Equity Growth of all amounts due it hereunder, Equity Growth or its representative shall execute and deliver to the Client a receipt for such sums and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to the Client all records, manuals and written procedures, as may be desired by the Client for the continued conduct of its business; and

(B) The Client or its representative shall execute and deliver to Equity Growth a receipt for all materials returned and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to Equity Growth all records, manuals and written procedures, as may be desired by Equity Growth for the continued conduct of its business.


                                  ARTICLE THREE
       EQUITY GROWTH'S CONFIDENTIALITY & COMPETITION COVENANTS

3.1    GENERAL PROVISIONS.

(A) Equity Growth acknowledges that, in and as a result of its entry into this Agreement, it will be making use of confidential information of special and unique nature and value relating to such matters as the Client's trade secrets, systems, procedures, manuals, confidential reports; consequently, as material inducement to the entry into this Agreement by the Client, Equity Growth hereby covenants and agrees that it shall not, at anytime during the term of this Agreement, any renewals thereof and for two years following the terms of this Agreement, directly or indirectly, use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to it as a result of its entry into this Agreement or provision of services hereunder.

(B) In the event of a breach or threatened breach by Equity Growth of any of the provisions of this Article Three, the Client, in addition to and not in limitation of any other rights, remedies or damages available to the Client, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by Equity Growth, or by its partners, directors, officers, stockholders, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with it.

3.2    SPECIAL REMEDIES.

       In view of the irreparable harm and damage which would undoubtedly occur to the Client and its clients as a result of a breach by Equity Growth of the covenants or agreements contained in this Article Three, and in view of the lack of an adequate remedy at law to protect the Client's interests, Equity Growth hereby covenants and agrees that the Client shall have the following additional rights and remedies in the event of a breach hereof:

(A) Equity Growth hereby consents to the issuance of a permanent injunction enjoining it from any violations of the covenants set forth in this Article Three; and

(B) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which the Client or its clients may sustain prior to the effective enforcement of such injunction, Equity Growth hereby covenants and agrees to pay over to the Client, in the event it violates the covenants and agreements contained in this Article Three, the greater of:

       (1) Any payment or compensation of any kind received by it because of such violation before the issuance of such injunction, or

       (2) The sum of One Thousand Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by the Client or its clients as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to the Client for any breach of the covenants and agreements contained in this Article Three, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect the Client and its clients from the injury caused by such breaches would be injunctive relief.

3.3    CUMULATIVE REMEDIES.

       Equity Growth hereby irrevocably agrees that the remedies described in this Article Three shall be in addition to, and not in limitation of, any of the rights or remedies to which the Client and its clients are or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

3.4    ACKNOWLEDGMENT OF REASONABLENESS.

(A) Equity Growth hereby represents, warrants and acknowledges that its members or officers and directors have carefully read and considered the provisions of this Article Three and, having done so, agrees that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of the Client, its members, officers, directors, consultants, agents and employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, Equity Growth hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, Equity Growth hereby covenants and agrees that if so modified, the covenants contained in this Article Three shall be as fully enforceable as if they had been set forth herein directly by the Parties.

(B) In determining the nature of this limitation, Equity Growth hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that these covenants not to compete or circumvent be imposed and maintained to the greatest extent possible.

3.5    EXCLUSIVITY.

       Equity Growth shall not be required to devote all of its business time to the affairs of the Client, rather it shall devote such time as it is reasonably necessary in light of its other business commitments.

                                  ARTICLE FOUR
                CLIENT'S CONFIDENTIALITY & COMPETITION COVENANTS

4.1    GENERAL PROHIBITIONS

(A) The Client acknowledges that, in and as a result of its engagement of Equity Growth, the Client will be making use of confidential information of special and unique nature and value relating to such matters as Equity Growth's business contacts, professional advisors, trade secrets, systems, procedures, manuals, confidential reports, lists of clients, potential customers and funders; consequently, as material inducement to the entry into this Agreement by Equity Growth, the Client hereby covenants and agrees that it shall not, at anytime during the term of this Agreement, any renewals thereof an for two years following the terms of this Agreement, directly or indirectly, use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to it as a result of its employment of Equity Growth, or Equity Growth's affiliates.

(B) In the event of a breach or threatened breach by the Client of any of the provisions of this Article Four, Equity Growth, in addition to and not in limitation of any other rights, remedies or damages available to Equity Growth, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by the Client, or by the Client's partners, directors, officers, stockholders, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with it.

4.2    SPECIAL REMEDIES.

       In view of the irreparable harm and damage which would undoubtedly occur to Equity Growth as a result of a breach by the Client of the covenants or agreements contained in this Article Four, and in view of the lack of an adequate remedy at law to protect Equity Growth's interests, the Client hereby covenants and agrees that Equity Growth shall have the following additional rights and remedies in the event of a breach hereof:

(A) The Client hereby consents to the issuance of a permanent injunction enjoining it from any violations of the covenants set forth in this Article Four is and

(B) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which Equity Growth may sustain prior to the effective enforcement of such injunction, the Client hereby covenants and agrees to pay over to Equity Growth, in the event it violates the covenants and agreements contained in this Article Four, the greater of:

       (1) Any payment or compensation of any kind received by it because of such violation before the issuance of such injunction, or

       (2) The sum of One Thousand Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by Equity Growth as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to Equity Growth for any breach of the covenants and agreements contained in this Article Four, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect Equity Growth from the injury caused by such breaches would be injunctive relief.

4.3    CUMULATIVE REMEDIES.

       The Client hereby irrevocably agrees that the remedies described in this Article Four shall be in addition to, and not in limitation of, any of the rights or remedies to which Equity Growth is or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

4.4    ACKNOWLEDGMENT OF REASONABLENESS.

(A) The Client hereby represents, warrants and acknowledges that its officers and directors have carefully read and considered the provisions of this Article Four and, having done so, agree that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of Equity Growth, its members, officers, directors, consultants, agents and employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, the Client hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, the Client hereby covenants and agrees that if so modified, the covenants contained in this Article Four shall be as fully enforceable as if they had been set forth herein directly by the Parties.

(B) In determining the nature of this limitation, the Client hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute hereunder recognize that the Parties desire that these covenants not to compete or circumvent be imposed and maintained to the greatest extent possible.

                                  ARTICLE FIVE
                                  MISCELLANEOUS

5.1 NOTICES.

       All notices, demands or other written communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

TO EQUITY GROWTH:

           8001 DeSoto Woods Drive;  Sarasota,  Florida  34243  Telephone  (941)
             358-8182; Fax (941) 358-8423
               Attention: Charles J. Scimeca, President

                                 with copies to

                           THE YANKEE COMPANIES, INC.
           902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487
             Telephone (561) 998-2025; Fax (561) 998-3425
              Attention: Leonard Miles Tucker, President and

                      THE YANKEE COMPANIES, INC.1941 Southeast 51st
                    Terrace; Ocala, Florida 34471
             Telephone (352) 694-9179; Fax (352) 694-9178
     Attention: Vanessa H. Lindsey, Chief Administrative Officer

TO THE CLIENT:

                        SUNTEL COMMUNICATIONS GROUP, INC.
                  Post Office Box 49750; Orlando, Florida 32802
Telephone (407) ___-____; Fax (407) ___-____; and, e-mail
                          -------@---.---
            or at such address, telephone and fax numbers
          as are reflected on the SEC's EDGAR Internet site;
   Attention: Richard Kirkwood, President & Chief Executive Officer

in each case, with copies to such other address or to such other persons as any Party shall designate to the others for such purposes in the manner hereinabove set forth.

5.2    AMENDMENT.

       No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by Parties.

5.3    MERGER.

(A) This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(B) All prior agreements whether written or oral are merged herein and shall be of no force or effect.

5.4    SURVIVAL.

       The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

5.5    SEVERABILITY.

       If any provision or any portion of any provision of this Agreement, other than a conditions precedent, if any, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

5.6    GOVERNING LAW AND VENUE.

       This Agreement shall be construed in accordance with the laws of the State of Florida and any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Marion County, Florida.

5.7    DISPUTE RESOLUTION IN LIEU OF LITIGATION.

(A) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

       (1) (a) First, the issue shall be submitted to mediation before a mediation service in Palm Beach County, Florida to be selected by lot from six alternatives to be provided, three by Equity Growth and three by the Client.

        (b) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

       (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Palm Beach County, Florida, to be selected by lot, from six alternatives to be provided, in the manner set forth above for selection of a mediator;

       (3) (A) Expenses of mediation shall be borne by the Parties equally if successful but if unsuccessful, expenses of mediation and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

        (B) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne 1/2 by the Client and 1/2 by Equity Growth.

(B) Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

(C) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

5.8    BENEFIT OF AGREEMENT.

       The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, jointly and severally, their successors, assigns, personal representatives, estate, heirs and legatees.

5.9    CAPTIONS.

       The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

5.10   NUMBER AND GENDER.

       All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

5.11   FURTHER ASSURANCES.

       The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

5.12   STATUS.

(A) Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship.

(B) Throughout the term of this Agreement, Equity Growth shall serve an independent contractor, as that term is defined by the United States Internal Revenue Service, and in conjunction therewith, shall be responsible for all of his own tax reporting and payment obligations.

(C) In amplification of the foregoing, Equity Growth shall, subject to reasonable reimbursement on a pre-approved budgetary basis, be responsible for providing its own office facilities and supporting personnel.

5.13   COUNTERPARTS.

(A) This Agreement may be executed in any number of counterparts delivered through facsimile transmission.

(B) All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

5.14   LICENSE.

(A) (1) This Agreement is the property of The Yankee Companies, Inc., a Florida corporation which serves as a strategic consultant to Equity Growth ("Yankees").

       (2) The use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

       (3)    This  Agreement  shall  not  be  construed  more   stringently  or
              interpreted   less  favorably   against  Equity  Growth  based  on
              authorship.

(B) The Client hereby acknowledge that neither Yankees nor Equity Growth is a law firm and that neither provided it with any advice, legal or otherwise, in conjunction with this Agreement, but rather, has suggested that it rely solely on its own experience and advisors in evaluating or interpreting this Agreement.

       IN WITNESS WHEREOF, the Parties have executed this Agreement, effective as of the last date set forth below.

Signed, Sealed & Delivered
       In Our Presence
                                     SUNTEL COMMUNICATIONS GROUP, INC.
----------------------------

____________________________        By:    ____________________________
                                           Richard Kirkwood, PRESIDENT
Dated:  _____________________
                      Attest:       ____________________________
                                       ____________________, SECRETARY
   {Seal}

                                           EQUITY GROWTH SYSTEMS, INC.
----------------------------

____________________________        By:    ____________________________
                                        Charles J. Scimeca, PRESIDENT
Dated:  _____________________
                      Attest:       ____________________________
                                      G. Richard Chamberlin, SECRETARY
   {Seal}

CONSULTING AGREEMENT

       THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into by and between SPORTS COLLECTIBLES EXCHANGE, INC., a Florida corporation (the "Client") and EQUITY GROWTH SYSTEMS, INC., a publicly held Delaware corporation with a class of equity securities registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act" and "Equity Growth," respectively; the Client and Equity Growth being hereinafter collectively referred to as the "Parties" and generically as a "Party").


                                   PREAMBLE :

       WHEREAS, Client is engaged in the sports collectible business which it intends to expand into the following areas: Internet collectibles trading; certification program for sports collectible appraisers; a minor league baseball hall of fame; and, development and maintenance of sports collectibles price guides, all, initially concentrating on minor league baseball ; and


       WHEREAS, the Client desires to become a reporting company under federal securities laws with a publicly traded class of securities; and


       WHEREAS, Equity Growth personnel have substantial experience with law, accounting and the regulatory obligations imposed under federal securities laws and regulations, and provide assistance to companies that desire to attain reporting status under Section 12(g) of the Exchange Act; and


       WHEREAS, Equity Growth is agreeable to making its services available to the Client, on the terms and subject to the conditions hereinafter set forth:


       NOW, THEREFORE, in consideration for Equity Growth's agreement to render the hereinafter described services as well as of the premises, the sum of TEN ($10) DOLLARS, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   WITNESSETH:

                                   ARTICLE ONE
                           OBLIGATIONS OF THE PARTIES

1.1    DESCRIPTION OF SERVICES

(A) Equity Growth will assist the Client's legal counsel, or, as set forth below, provide its own legal counsel, to register its securities with the Securities and Exchange Commission (the "SEC"), and thereafter, will assist the Client to make arrangements required to permit trading of the Client's securities on the OTC Bulletin Board operated by the National Association of Securities Dealers, Inc., including introductions to one or more potential market makers and assistance in the preparation, filing and management of the SEC and NASD Rule 15c2-11 compliance filings which will be required by any broker dealers publishing quotes in the Client's securities.

(B) Equity Growth will assist the Client to obtain a CUSIP number for its securities, to obtain a stock trading symbol and to list the Client in a Standard & Poors or comparable securities manual complying with the manual exemption from Blue Sky registration in 15 or more states.

(C) Because of the Client's anticipated status under federal securities laws, in any circumstances where Equity Growth is describing the securities of to a third Party, Equity Growth shall disclose to such person the compensation received from the Client to the extent required under any applicable laws, including, without limitation, Section 17(b) of the Securities Act of 1933, as amended (the "Securities Act"); however, the Parties acknowledge they do not contemplate that Equity Growth shall be involved in any activities on behalf of The Client requiring such descriptions or disclosures, or that the Services involve any activities subject to regulation under federal or state securities laws, except for the introduction of the Client and its principals to licensed broker dealers in securities, securities analysts and appropriate corporate information and stockholder relations specialists.

1.2    FIDUCIARY OBLIGATION TO CLIENT

       In rendering its services, Equity Growth shall not disclose to any third party any confidential non-public information furnished by the Client or otherwise obtained by it with respect to the Client.

1.3    LIMITATIONS ON SERVICES

(A) The Parties recognize that certain responsibilities and obligations are imposed by federal and state securities laws and by the applicable rules and regulations of stock exchanges, the National Association of Securities Dealers, Inc. (collectively with its subsidiaries being hereinafter referred to as the "NASD"), in-house "due diligence" or "compliance" departments of licensed securities firms, etc.; accordingly, Equity Growth agrees that it will not release any information or data about the Client to any selected or limited person(s), entity, or group if Equity Growth is aware that such information or data has not been generally released or promulgated.

(B) Equity Growth shall restrict or cease, as directed by the Client, all efforts on behalf of the Client, including all dissemination of information regarding the Client, immediately upon receipt of instructions (in writing by fax or letter) to that effect from the Client.

1.4    EQUITY GROWTH'S COMPENSATION

(A)    (1)    The Client shall issue, directly to Equity Growth's
              stockholders of record on the 30th day following the date of this agreement, pro rata based on their ownership of common stock in Equity Growth, a quantity of the Client's common stock equal to 15% of the total outstanding capital stock of the Client, immediately following such issuance, subject to anti-dilutive rights for a period of 12 months following the original date of issuance (the "Public Shares").

       (2) The Public Shares shall be issued either:

        (a) in reliance on either Rule 504 of SEC Regulation D or Section 4(6) of the Securities Act, and comparable provisions of the securities laws in each of the recipient's state of domicile, or

        (b) pursuant to a registration on SEC Form SB-1 or SB-2, or a notification statement pursuant to SEC Regulation A;

              and Equity Growth will assist the Client to prepare and file required documentation associated therewith, at the Client's expense.

       (3) Prior to the issuance of the Public Shares Equity Growth will assist the Client to comply with any obligations under SEC Rule 10b-17 pertaining to dividends.

       (4) The Parties hereby agree that for auditing, tax, Rule 504 or SEC filing fee purposes, the reasonable market value of the Public Shares is the greater of $15,000 or 15% of the Client's stockholders equity.

(B)    (1)    In the event that the Client desires to avail itself
              of the legal services of Equity Growth's general counsel to prepare and file the required SEC registration statements, it will pay Equity Growth the sum of $15,000, plus out of pocket costs and expenses, provided that not more than four amendments thereto are required, and that the Client provides timely and complete assistance in responding to SEC comment letters (additional costs resulting from failure of such assumptions being billed at such counsel's normal hourly fees for securities related filings).

       (2) Equity Growth believes that the Client will have to pay the following additional costs in conjunction with the projects contemplated by this Agreement:

        R. Auditing costs, the amount of which the Client is not competent to determine;

        S. The costs of obtaining a CUSIP number and listing with Standard & Poors or another comparable manual, which is estimated to be $4,000;

        T. Transfer agent set up and certificate distribution costs which will vary, based on the agency selected and the initial services required, but should not exceed $15,000 for physical delivery of certificates to each stockholder, assuming that such delivery can be structured over several months. In the event that book entry recording in lieu of physical delivery is a legally available alternative and the costs of certificates are born by stockholders requesting them, then the costs can be cut dramatically (in the $5,000 range);

        U. Filing fees to the SEC and State regulatory authorities, not expected to exceed $5,000;

        V. Travel, long distance telephone, overnight postage and mailing expenses, not expected to exceed $2,500.

(C) In addition to the compensation described above with reference to services during the Initial Term of this Agreement and whether or not the following services are rendered during such Initial Term:

       (1) In the event that Equity Growth arranges or provides funding for Client on terms more beneficial than those reflected in Client's current principal financing agreements, Equity Growth shall be entitled, at its election, to either:

        (a) A fee equal to 25% of such savings, on a continuing basis; or

        (b) If equity funding is provided though Equity Growth or any affiliates thereof, a discount of 10% from the bid price for the subject equity securities, if they are issuable as free trading securities, or, a discount of 50% from the bid price for the subject equity securities, if they are issuable as restricted securities (as the term restricted is used for purposes of SEC Rule 144); or

        (b) If funding is provided by any person or group of persons introduced to the Client by Equity Growth or persons associated with Equity Growth, directly or indirectly, but is not provided by Equity Growth or its principals as described in the preceding sub section, then Equity Growth shall be entitled to an introduction fee equal to 5% of the aggregate proceeds so obtained; and

       (2) In the event that Equity Growth generates business for the Client, then, on any sales resulting therefrom, Equity Growth shall be entitled to a commission equal to 10% of the gross income derived by the Client therefrom, on a continuing basis.

       (3) In the event that Equity Growth or any affiliate thereof arranges for an acquisition by the Client, then Equity Growth shall be entitled to compensation equal to 10% of the compensation paid for such acquisition, in addition to any compensation negotiated and received from the acquired entity or its affiliates.

(D) The Client will assure that its legal counsel promptly prepares all reports which then existing holders of the Client's securities (including Equity Growth, its affiliates and successors in interest) are required to file with the Securities and Exchange Commission as a result of the Client's reporting status, including Securities and Exchange Commission Forms 3, 4 and 5, Schedules 13(d) and Schedules 13(g), and shall submit all such reports to the subject stockholders for prompt execution and timely filing with the Securities and Exchange Commission.

(E) (1) In addition to payment of fees, the Client will be responsible for payment of all costs and disbursements associated with Equity Growth's services either:

        (a) Involving less than $50 per item and $200 in the aggregate during the preceding 30 day period; or

        (b) Reflected in an operating budget approved by the Client; or

        (c) Approved in writing by the Client; provided, however, that the refusal by the Client to approve expenditures required for the proper performance of Equity Growth's services will excuse performance of such services.

       (2) All of Equity Growth's statements will be paid within 10 days after receipt.

       (3) In the event additional time for payment is required, Equity Growth will have the option of selling the account receivable and the Client agrees to pay interest thereon at the monthly rate of 1%.

       (4) In the event collection activities are required, the Client agrees to pay all of Equity Growth's out of pocket costs associated therewith.

       (5) There will be no change or waiver of the provisions contained herein, unless such charge is in writing and signed by the Client and Equity Growth.

1.5    CLIENT'S COMMITMENTS

(A).   (1)    All work requiring legal review will be submitted for
              approval by the Client to the Client's legal counsel prior to its use.

       (2) Final drafts of any matters prepared for use by Equity Growth in conjunction with the provision of the Services will be reviewed by the Client and, if legally required, by the Client's legal counsel, to assure that:

        (a)   All required information has been provided;

        (b)   All materials are presented accurately; and,

        (c) That no materials required to render information provided "not misleading" are omitted.

       (2) Only after such review and approval by the Client and, if required, the Client's legal counsel, will any documents be filed with regulatory agencies or provided to Equity Growth or third parties.

       (3) (a) Financial data will be reviewed by competent, independent, certified public accountants experienced and qualified in securities related accounting, to be separately retained by the Client.

        (b) Such accountants will be required to review and approve all financially related filings, prior to release to Equity Growth, other third parties or submission to the appropriate regulatory authorities.

(B)    (1)    The Client shall supply Equity Growth on a regular and
              timely basis with all approved data and information about the Client, its management, its products, and its operations and the Client shall be responsible for advising Equity Growth of any fact which would affect the accuracy of any prior data and information supplied to Equity Growth.

       (2) The Client shall use its best efforts to promptly supply Equity Growth with full and complete copies of all filings with all federal and state securities agencies; with full and complete copies of all shareholder reports and communications whether or not prepared with Equity Growth's assistance, with all data and information supplied to any analyst, broker-dealer, market maker, or other member of the financial community; and with all product/services brochures, sales materials, etc.

       (3) The Client shall promptly notify Equity Growth of the filing of any registration statement for the sale of securities and/or of any other event which triggers any restrictions on publicity.

       (4) The Client shall be deemed to make a continuing representation of the accuracy of any and all material facts, material, information, and data which it supplies to Equity Growth and the Client acknowledges its awareness that Equity Growth will rely on such continuing representation in performing its functions under this Agreement.

       (5)    Equity  Growth,  in the  absence  of  notice in  writing  from the
              Client,   may  rely  on  the  continuing   accuracy  of  material,
              information and data supplied by the Client.


                                   ARTICLE TWO
                 TERM, RENEWALS & EARLIER TERMINATION

2.1 TERM.

       This Agreement shall be for an initial term of 180 days, commencing on the date of its complete execution by all Parties, as evinced in the execution page hereof, but shall be extended, as required to permit completion of the projects contemplated hereby (attaining trading status for the Client's securities as an issuer filing reports with the SEC pursuant to Section 12[g] of the Exchange Act (the "Initial Term").

2.2    RENEWALS.

       Subject to prior agreement as to additional compensation payable to Equity Growth, this Agreement shall be renewed automatically, after expiration of the original term, on a continuing annual basis, unless the Party wishing not to renew this Agreement provides the other Party with written notice of its election not to renew ("Termination Election Notice") on or before the 30th day prior to termination of the then current term.

2.3    FINAL SETTLEMENT.

(A) Upon termination of this Agreement and payment to Equity Growth of all amounts due it hereunder, Equity Growth or its representative shall execute and deliver to the Client a receipt for such sums and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to the Client all records, manuals and written procedures, as may be desired by the Client for the continued conduct of its business; and

(B) The Client or its representative shall execute and deliver to Equity Growth a receipt for all materials returned and a release of all claims, except such claims as may have been submitted pursuant to the terms of this Agreement and which remain unpaid, and, shall forthwith tender to Equity Growth all records, manuals and written procedures, as may be desired by Equity Growth for the continued conduct of its business.

                                  ARTICLE THREE
       EQUITY GROWTH'S CONFIDENTIALITY & COMPETITION COVENANTS

3.1    GENERAL PROVISIONS.

(A) Equity Growth acknowledges that, in and as a result of its entry into this Agreement, it will be making use of confidential information of special and unique nature and value relating to such matters as the Client's trade secrets, systems, procedures, manuals, confidential reports; consequently, as material inducement to the entry into this Agreement by the Client, Equity Growth hereby covenants and agrees that it shall not, at anytime during the term of this Agreement, any renewals thereof and for two years following the terms of this Agreement, directly or indirectly, use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to it as a result of its entry into this Agreement or provision of services hereunder.

(B) In the event of a breach or threatened breach by Equity Growth of any of the provisions of this Article Three, the Client, in addition to and not in limitation of any other rights, remedies or damages available to the Client, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by Equity Growth, or by its partners, directors, officers, stockholders, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with it.

3.2    SPECIAL REMEDIES.

       In view of the irreparable harm and damage which would undoubtedly occur to the Client and its clients as a result of a breach by Equity Growth of the covenants or agreements contained in this Article Three, and in view of the lack of an adequate remedy at law to protect the Client's interests, Equity Growth hereby covenants and agrees that the Client shall have the following additional rights and remedies in the event of a breach hereof:

(A) Equity Growth hereby consents to the issuance of a permanent injunction enjoining it from any violations of the covenants set forth in this Article Three; and

(B) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which the Client or its clients may sustain prior to the effective enforcement of such injunction, Equity Growth hereby covenants and agrees to pay over to the Client, in the event it violates the covenants and agreements contained in this Article Three, the greater of:

       (1) Any payment or compensation of any kind received by it because of such violation before the issuance of such injunction, or

       (2) The sum of One Thousand Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by the Client or its clients as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to the Client for any breach of the covenants and agreements contained in this Article Three, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect the Client and its clients from the injury caused by such breaches would be injunctive relief.

3.3    CUMULATIVE REMEDIES.

       Equity Growth hereby irrevocably agrees that the remedies described in this Article Three shall be in addition to, and not in limitation of, any of the rights or remedies to which the Client and its clients are or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

3.4    ACKNOWLEDGMENT OF REASONABLENESS.

(A) Equity Growth hereby represents, warrants and acknowledges that its members or officers and directors have carefully read and considered the provisions of this Article Three and, having done so, agrees that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of the Client, its members, officers, directors, consultants, agents and employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, Equity Growth hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, Equity Growth hereby covenants and agrees that if so modified, the covenants contained in this Article Three shall be as fully enforceable as if they had been set forth herein directly by the Parties.

(B) In determining the nature of this limitation, Equity Growth hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute arising hereunder recognize that the Parties desire that these covenants not to compete or circumvent be imposed and maintained to the greatest extent possible.

3.5    EXCLUSIVITY.

       Equity Growth shall not be required to devote all of its business time to the affairs of the Client, rather it shall devote such time as it is reasonably necessary in light of its other business commitments.


                                  ARTICLE FOUR
                CLIENT'S CONFIDENTIALITY & COMPETITION COVENANTS

4.1    GENERAL PROHIBITIONS

(A) The Client acknowledges that, in and as a result of its engagement of Equity Growth, the Client will be making use of confidential information of special and unique nature and value relating to such matters as Equity Growth's business contacts, professional advisors, trade secrets, systems, procedures, manuals, confidential reports, lists of clients, potential customers and funders; consequently, as material inducement to the entry into this Agreement by Equity Growth, the Client hereby covenants and agrees that it shall not, at anytime during the term of this Agreement, any renewals thereof an for two years following the terms of this Agreement, directly or indirectly, use, divulge or disclose, for any purpose whatsoever, any of such confidential information which has been obtained by or disclosed to it as a result of its employment of Equity Growth, or Equity Growth's affiliates.

(B) In the event of a breach or threatened breach by the Client of any of the provisions of this Article Four, Equity Growth, in addition to and not in limitation of any other rights, remedies or damages available to Equity Growth, whether at law or in equity, shall be entitled to a permanent injunction in order to prevent or to restrain any such breach by the Client, or by the Client's partners, directors, officers, stockholders, agents, representatives, servants, employers, employees, affiliates and/or any and all persons directly or indirectly acting for or with it.

4.2    SPECIAL REMEDIES.

       In view of the irreparable harm and damage which would undoubtedly occur to Equity Growth as a result of a breach by the Client of the covenants or agreements contained in this Article Four, and in view of the lack of an adequate remedy at law to protect Equity Growth's interests, the Client hereby covenants and agrees that Equity Growth shall have the following additional rights and remedies in the event of a breach hereof:

(A) The Client hereby consents to the issuance of a permanent injunction enjoining it from any violations of the covenants set forth in this Article Four is and

(B) Because it is impossible to ascertain or estimate the entire or exact cost, damage or injury which Equity Growth may sustain prior to the effective enforcement of such injunction, the Client hereby covenants and agrees to pay over to Equity Growth, in the event it violates the covenants and agreements contained in this Article Four, the greater of:

       (1) Any payment or compensation of any kind received by it because of such violation before the issuance of such injunction, or

       (2) The sum of One Thousand Dollars per violation, which sum shall be liquidated damages, and not a penalty, for the injuries suffered by Equity Growth as a result of such violation, the Parties hereto agreeing that such liquidated damages are not intended as the exclusive remedy available to Equity Growth for any breach of the covenants and agreements contained in this Article Four, prior to the issuance of such injunction, the Parties recognizing that the only adequate remedy to protect Equity Growth from the injury caused by such breaches would be injunctive relief.

4.3    CUMULATIVE REMEDIES.

       The Client hereby irrevocably agrees that the remedies described in this Article Four shall be in addition to, and not in limitation of, any of the rights or remedies to which Equity Growth is or may be entitled to, whether at law or in equity, under or pursuant to this Agreement.

4.4    ACKNOWLEDGMENT OF REASONABLENESS.

(A) The Client hereby represents, warrants and acknowledges that its officers and directors have carefully read and considered the provisions of this Article Four and, having done so, agree that the restrictions set forth herein are fair and reasonable and are reasonably required for the protection of the interests of Equity Growth, its members, officers, directors, consultants, agents and employees; consequently, in the event that any of the above-described restrictions shall be held unenforceable by any court of competent jurisdiction, the Client hereby covenants, agrees and directs such court to substitute a reasonable judicially enforceable limitation in place of any limitation deemed unenforceable and, the Client hereby covenants and agrees that if so modified, the covenants contained in this Article Four shall be as fully enforceable as if they had been set forth herein directly by the Parties.

(B) In determining the nature of this limitation, the Client hereby acknowledges, covenants and agrees that it is the intent of the Parties that a court adjudicating a dispute hereunder recognize that the Parties desire that these covenants not to compete or circumvent be imposed and maintained to the greatest extent possible.

                                  ARTICLE FIVE
                                  MISCELLANEOUS

5.1 NOTICES.

       All notices, demands or other written communications hereunder shall be in writing, and unless otherwise provided, shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

TO EQUITY GROWTH:

           8001 DeSoto Woods Drive;  Sarasota,  Florida  34243  Telephone  (941)
             358-8182; Fax (941) 358-8423
               Attention: Charles J. Scimeca, President

                                 with copies to

                           THE YANKEE COMPANIES, INC.
           902 Clint Moore Road, Suite 136; Boca Raton, Florida 33487
             Telephone (561) 998-2025; Fax (561) 998-3425
              Attention: Leonard Miles Tucker, President and

                      THE YANKEE COMPANIES, INC.1941 Southeast 51st
                    Terrace; Ocala, Florida 34471
             Telephone (352) 694-9179; Fax (352) 694-9178
     Attention: Vanessa H. Lindsey, Chief Administrative Officer

TO THE CLIENT:

                       SPORTS COLLECTIBLES EXCHANGE, INC.
     14950 Southeast United States Highway 441; Summerfield, Florida 34491
           Telephone (352) 694-6714; Fax (352) 694-9178; and, e-mail
                                GRicardCh@aol.com
                  or at such address, telephone and fax numbers
          as are reflected on the SEC's EDGAR Internet site;
Attention: G. Richard Chamberlin, President & Chief Executive Officer

in each case, with copies to such other address or to such other persons as any Party shall designate to the others for such purposes in the manner hereinabove set forth.

5.2    AMENDMENT.

       No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by Parties.

5.3    MERGER.

(A) This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(B) All prior agreements whether written or oral are merged herein and shall be of no force or effect.

5.4    SURVIVAL.

       The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

5.5    SEVERABILITY.

       If any provision or any portion of any provision of this Agreement, other than a conditions precedent, if any, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

5.6    GOVERNING LAW AND VENUE.

       This Agreement shall be construed in accordance with the laws of the State of Florida and any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Marion County, Florida.

5.7    DISPUTE RESOLUTION IN LIEU OF LITIGATION.

(A) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

       (1) (a) First, the issue shall be submitted to mediation before a mediation service in Marion County, Florida to be selected by lot from six alternatives to be provided, three by Equity Growth and three by the Client.

        (b) The mediation efforts shall be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

       (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Marion County, Florida, to be selected by lot, from six alternatives to be provided, in the manner set forth above for selection of a mediator;

       (3) (A) Expenses of mediation shall be borne by the Parties equally if successful but if unsuccessful, expenses of mediation and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

        (B) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration shall be borne 1/2 by the Client and 1/2 by Equity Growth.

(B) Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

(C) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

5.8    BENEFIT OF AGREEMENT.

       The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, jointly and severally, their successors, assigns, personal representatives, estate, heirs and legatees.

5.9    CAPTIONS.

       The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

5.10   NUMBER AND GENDER.

       All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

5.11   FURTHER ASSURANCES.

       The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

5.12   STATUS.

(A) Nothing in this Agreement shall be construed or shall constitute a partnership, joint venture, employer-employee relationship, lessor-lessee relationship, or principal-agent relationship.

(B) Throughout the term of this Agreement, Equity Growth shall serve an independent contractor, as that term is defined by the United States Internal Revenue Service, and in conjunction therewith, shall be responsible for all of his own tax reporting and payment obligations.

(C) In amplification of the foregoing, Equity Growth shall, subject to reasonable reimbursement on a pre-approved budgetary basis, be responsible for providing its own office facilities and supporting personnel.

5.13   COUNTERPARTS.

(A) This Agreement may be executed in any number of counterparts delivered through facsimile transmission.

(B) All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

5.14   LICENSE.

(A) (1) This Agreement is the property of The Yankee Companies, Inc., a Florida corporation which serves as a strategic consultant to Equity Growth ("Yankees").

       (2) The use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.

       (3)    This  Agreement  shall  not  be  construed  more   stringently  or
              interpreted   less  favorably   against  Equity  Growth  based  on
              authorship.

(B) The Client hereby acknowledge that neither Yankees nor Equity Growth is a law firm and that neither provided it with any advice, legal or otherwise, in conjunction with this Agreement, but rather, has suggested that it rely solely on its own experience and advisors in evaluating or interpreting this Agreement.

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       IN WITNESS WHEREOF,  the Parties have executed this Agreement,  effective as of the last date set forth below.

Signed, Sealed & Delivered
       In Our Presence
                                    SPORTS COLLECTIBLES EXCHANGE, INC.
----------------------------

____________________________        By:    ____________________________
                                      G. Richard Chamberlin, PRESIDENT
Dated:  _____________________
                      Attest:       ____________________________
                                         Vanessa H. Lindsay, SECRETARY
   {Seal}
                                           EQUITY GROWTH SYSTEMS, INC.
----------------------------

____________________________        By:    ____________________________
                                        Charles J. Scimeca, PRESIDENT
Dated:  _____________________
                      Attest:       ____________________________
                                      G. Richard Chamberlin, SECRETARY
   {Seal}


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